EXHIBIT 99

                                                                    Attachment I

Management System Segment View

                               SEGMENT INFORMATION
                          Quarter Ended March 31, 1999
                                   (UNAUDITED)

                                                                          Hardware Segments
                                                           -------------------------------------------------
                                                                                Personal         Enterprise            Global
(Dollars in millions)                                      Technology           Systems           Systems             Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                            $  2,210           $  3,751           $  2,738           $  7,550
Internal revenue                                                 849                  7                143                669
                                                            --------           --------           --------           --------
Total revenue                                               $  3,059           $  3,758           $  2,881           $  8,219
                                                            ========           ========           ========           ========
Pre-tax income (loss)                                       $     18           $    (55)          $    547           $    940
                                                            ========           ========           ========           ========

Pre-tax income previously reported                          $     70           $    (89)          $    498           $    973
                                                            ========           ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                        $    (60)          $     32           $     43           $     --
      Effect of expense allocation changes                         8                  2                  6                (33)
                                                            --------           --------           --------           --------
Total net effect of reclassifications                       $    (52)          $     34           $     49           $    (33)
                                                            ========           ========           ========           ========

                                                                               Global           Enterprise              Total
(Dollars in millions)                                       Software          Financing         Investments           Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                            $  2,920           $    724           $    382           $ 20,275
Internal revenue                                                 211                207                 11              2,097
                                                            --------           --------           --------           --------
Total revenue                                               $  3,131           $    931           $    393           $ 22,372
                                                            ========           ========           ========           ========
Pre-tax income (loss)                                       $    706           $    239           $   (135)          $  2,260
                                                            ========           ========           ========           ========

Pre-tax income previously reported                          $    657           $    297           $    (72)          $  2,334
                                                            ========           ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of  organization changes                       $     42           $     --           $    (64)          $     (7)
      Effect of expense allocation changes                         7                (58)                 1                (67)
                                                            --------           --------           --------           --------
Total net effect of reclassifications                       $     49           $    (58)          $    (63)          $    (74)
                                                            ========           ========           ========           ========

Reconciliation to IBM as Reported:

                                          Quarter Ended
(Dollars in million)                      March 31, 1999
                                          --------------
Revenue:
Total reportable segments                    $ 22,372
Eliminations/other                             (2,055)
                                             --------
    Total IBM Consolidated                   $ 20,317
                                             ========

Pre-tax income:
Total reportable segments                    $  2,260
Eliminations/other                               (160)
                                             --------
    Total IBM Consolidated                   $  2,100
                                             ========

Management System Segment View

                               SEGMENT INFORMATION
                           Quarter Ended June 30, 1999
                                  (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                 Personal        Enterprise            Global
(Dollars in millions)                                       Technology           Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  2,347           $  4,111           $  3,069           $  7,988
Internal revenue                                                1,031                  7                142                628
                                                             --------           --------           --------           --------
Total revenue                                                $  3,378           $  4,118           $  3,211           $  8,616
                                                             ========           ========           ========           ========
Pre-tax income (loss)                                        $     70           $   (100)          $    595           $  1,121
                                                             ========           ========           ========           ========

Pre-tax income previously reported                           $    130           $   (153)          $    516           $  1,137
                                                             ========           ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $    (68)          $     50           $     72           $     --
      Effect of expense allocation changes                          8                  3                  7                (16)
                                                             --------           --------           --------           --------
      Total net effect of reclassified items                 $    (60)          $     53           $     79           $    (16)
                                                             ========           ========           ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                        Software          Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  3,126           $    764           $    418           $ 21,823
Internal revenue                                                  182                198                  3              2,191
                                                             --------           --------           --------           --------
Total revenue                                                $  3,308           $    962           $    421           $ 24,014
                                                             ========           ========           ========           ========
Pre-tax income (loss)                                        $    756           $    263           $   (203)          $  2,502
                                                             ========           ========           ========           ========

Pre-tax income previously reported                           $    700           $    328           $   (101)          $  2,557
                                                             ========           ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $     51           $     --           $   (104)          $      1
      Effect of expense allocation changes                          5                (65)                 2                (56)
                                                             --------           --------           --------           --------
      Total net effect of reclassifications                  $     56           $    (65)          $   (102)          $    (55)
                                                             ========           ========           ========           ========

Reconciliation to IBM as Reported:

                                        Quarter Ended
(Dollars in million)                    June 30, 1999
                                        -------------
Revenue:
Total reportable segments                  $ 24,014
Eliminations/other                           (2,109)
                                           --------
    Total IBM Consolidated                 $ 21,905
                                           ========

Pre-tax income:
Total reportable segments                  $  2,502
Sale of IBM's Global Network                  3,430
Second quarter actions                       (1,820)
Eliminations/other                              (69)
                                           --------
    Total IBM Consolidated                 $  4,043
                                           ========

Management System Segment View

                               SEGMENT INFORMATION
                        Quarter Ended September 30, 1999
                                  (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                 Personal        Enterprise            Global
(Dollars in millions)                                       Technology           Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  2,515          $  3,937           $  2,536           $  7,898
Internal revenue                                                  887                12                132                688
                                                             --------          --------           --------           --------
Total revenue                                                $  3,402          $  3,949           $  2,668           $  8,586
                                                             ========          ========           ========           ========

Pre-tax income (loss)                                        $    317          $    (12)          $    298           $  1,175
                                                             ========          ========           ========           ========

Pre-tax income previously reported                           $    285          $    (69)          $    295           $  1,174
                                                             ========          ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $     21          $     51           $    (10)          $     --
      Effect of expense allocation changes                         11                 6                 13                  1
                                                             --------          --------           --------           --------
      Total net effect of reclassifications                  $     32          $     57           $      3           $      1
                                                             ========          ========           ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                        Software          Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  3,010          $    786           $    393           $ 21,075
Internal revenue                                                  168               194                  4              2,085
                                                             --------          --------           --------           --------
Total revenue                                                $  3,178          $    980           $    397           $ 23,160
                                                             ========          ========           ========           ========

Pre-tax income (loss)                                        $    669          $    267           $   (198)          $  2,516
                                                             ========          ========           ========           ========

Pre-tax income previously reported                           $    597          $    322           $    (89)          $  2,515
                                                             ========          ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $     54          $     --           $   (111)          $      5
      Effect of expense allocation changes                         18               (55)                 2                 (4)
                                                             --------          --------           --------           --------
      Total net effect of reclassifications                  $     72          $    (55)          $   (109)          $      1
                                                             ========          ========           ========           ========

Reconciliation to IBM as Reported:

                                            Quarter Ended
(Dollars in million)                      September 30, 1999
                                          ------------------
Revenue:
Total reportable segments                      $ 23,160
Eliminations/other                               (2,016)
                                               --------
    Total IBM Consolidated                     $ 21,144
                                               ========

Pre-tax income:
Total reportable segments                      $  2,516
Sales of IBM's Global Network                       586
Third quarter actions                              (385)
Eliminations/other                                  (88)
                                               --------
    Total IBM Consolidated                     $  2,629
                                               ========

Management System Segment View

                               SEGMENT INFORMATION
                         Quarter Ended December 31, 1999
                                  (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                 Personal        Enterprise            Global
(Dollars in millions)                                       Technology           Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  2,760           $  4,319          $  3,160           $  8,736
Internal revenue                                                1,010                 19               148                651
                                                             --------           --------          --------           --------
Total revenue                                                $  3,770           $  4,338          $  3,308           $  9,387
                                                             ========           ========          ========           ========

Pre-tax income (loss)                                        $    181           $   (193)         $    392           $  1,228
                                                             ========           ========          ========           ========

Pre-tax income previously reported                           $    279           $   (246)         $    281           $  1,244
                                                             ========           ========          ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $   (112)          $     48          $     97           $     --
      Effect of expense allocation changes                         14                  5                14                (16)
                                                             --------           --------          --------           --------
      Total net effect of reclassifications                  $    (98)          $     53          $    111           $    (16)
                                                             ========           ========          ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                        Software          Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  3,606           $    945          $    458           $ 23,984
Internal revenue                                                  206                236                 1              2,271
                                                             --------           --------          --------           --------
Total revenue                                                $  3,812           $  1,181          $    459           $ 26,255
                                                             ========           ========          ========           ========

Pre-tax income (loss)                                        $    968           $    278          $   (161)          $  2,693
                                                             ========           ========          ========           ========

Pre-tax income previously report                             $    876           $    339          $    (62)          $  2,711
                                                             ========           ========          ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $     65           $     --          $   (102)          $     (4)
      Effect of expense allocation changes                         27                (61)                3                (14)
                                                             --------           --------          --------           --------
      Total net effect of reclassifications                  $     92           $    (61)         $    (99)          $    (18)
                                                             ========           ========          ========           ========

Reconciliation to IBM as Reported:

                                            Quarter Ended
(Dollars in million)                      December 31, 1999
                                          -----------------
Revenue:
Total reportable segments                      $ 26,255
Eliminations/other                               (2,073)
                                               --------
    Total IBM Consolidated                     $ 24,182
                                               ========

Pre-tax income:
Total reportable segments                      $  2,693
Eliminations/other                                  292
                                               --------
    Total IBM Consolidated                     $  2,985
                                               ========

Management System Segment View

                               SEGMENT INFORMATION
                        Full Year Ended December 31, 1999

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                 Personal        Enterprise            Global
(Dollars in millions)                                       Technology           Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  9,832           $ 16,118           $ 11,503           $ 32,172
Internal revenue                                                3,777                 45                565              2,636
                                                             --------           --------           --------           --------
Total revenue                                                $ 13,609           $ 16,163           $ 12,068           $ 34,808
                                                             ========           ========           ========           ========

Pre-tax income (loss)                                        $    586           $   (360)          $  1,832           $  4,464
                                                             ========           ========           ========           ========

Pre-tax income previously reported                           $    764           $   (557)          $  1,590           $  4,528
                                                             ========           ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $   (219)          $    181           $    202           $     --
      Effect of expense allocation changes                         41                 16                 40                (64)
                                                             --------           --------           --------           --------
      Total net effect of reclassifications                  $   (178)          $    197           $    242           $    (64)
                                                             ========           ========           ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                        Software          Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $ 12,662           $  3,219           $  1,651           $ 87,157
Internal revenue                                                  767                835                 19              8,644
                                                             --------           --------           --------           --------
Total revenue                                                $ 13,429           $  4,054           $  1,670           $ 95,801
                                                             ========           ========           ========           ========

Pre-tax income (loss)                                        $  3,099           $  1,047           $   (697)          $  9,971
                                                             ========           ========           ========           ========

Pre-tax income previously reported                           $  2,830           $  1,286           $   (324)          $ 10,117
                                                             ========           ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                       $    212           $     --           $   (381)          $     (5)
      Effect of expense allocation changes                         57               (239)                 8               (141)
                                                             --------           --------           --------           --------
      Total net effect of reclassifications                  $    269           $   (239)          $   (373)          $   (146)
                                                             ========           ========           ========           ========

Reconciliation to IBM as Reported:

                                                Full Year Ended
(Dollars in million)                           December 31, 1999
                                               -----------------
Revenue:
Total reportable segments                           $ 95,801
Elimination of internal revenue                       (8,644)
Other revenue                                            391
                                                    --------
    Total IBM Consolidated                          $ 87,548
                                                    ========

Pre-tax income:
Total reportable segments                           $  9,971
Sale of IBM's Global Network                           4,057
1999 Actions                                          (2,205)
Eliminations/ other                                      (66)
                                                    --------
    Total IBM Consolidated                          $ 11,757
                                                    ========

                                                                   Attachment II

Management System Segment View

                               SEGMENT INFORMATION
                          Quarter Ended March 31, 1998
                                   (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                Personal        Enterprise            Global
(Dollars in millions)                                       Technology          Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  2,110          $  2,511           $  2,802           $  6,341
Internal revenue                                                  984                 6                123                659
                                                             --------          --------           --------           --------
Total revenue                                                $  3,094          $  2,517           $  2,925           $  7,000
                                                             ========          ========           ========           ========

Pre-tax income (loss)                                        $    497          $   (436)          $    275           $    677
                                                             ========          ========           ========           ========

Pre-tax income previously reported                           $    238          $   (458)          $    508           $    727
                                                             ========          ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $    164          $     (8)          $   (176)          $     --
      Effect of expense allocation changes                         95                30                (57)               (50)
                                                             --------          --------           --------           --------
      Total net effect of reclassifications                  $    259          $     22           $   (233)          $    (50)
                                                             ========          ========           ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                        Software          Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                             $  2,644          $    725           $    385           $ 17,518
Internal revenue                                                  186               161                 11              2,130
                                                             --------          --------           --------           --------
Total revenue                                                $  2,830          $    886           $    396           $ 19,648
                                                             ========          ========           ========           ========

Pre-tax income (loss)                                        $    613          $    217           $   (126)          $  1,717
                                                             ========          ========           ========           ========

Pre-tax income previously reported                           $    595          $    279           $   (150)          $  1,739
                                                             ========          ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organization changes                         $     16          $     --           $      5           $      1
      Effect of expense allocation changes                          2               (62)                19                (23)
                                                             --------          --------           --------           --------
      Total net effect of reclassifications                  $     18          $    (62)          $     24           $    (22)
                                                             ========          ========           ========           ========

Reconciliation to IBM as Reported:

                                           Quarter Ended
(Dollars in million)                      March 31, 1998
                                          --------------
Revenue:
Total reportable segments                    $ 19,648
Eliminations/other                             (2,030)
                                             --------
    Total IBM Consolidated                   $ 17,618
                                             ========

Pre-tax income:
Total reportable segments                    $  1,717
Eliminations/other                               (194)
                                             --------
    Total IBM Consolidated                   $  1,523
                                             ========

Management System Segment View

                               SEGMENT INFORMATION
                           Quarter Ended June 30, 1998
                                   (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                Personal        Enterprise            Global
(Dollars in millions)                                       Technology          Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  1,998          $  2,726          $  3,061           $  6,969
Internal revenue                                                 1,113                 7               150                632
                                                              --------          --------          --------           --------
Total revenue                                                 $  3,111          $  2,733          $  3,211           $  7,601
                                                              ========          ========          ========           ========

Pre-tax income (loss)                                         $    583          $   (429)         $    279           $    915
                                                              ========          ========          ========           ========

Pre-tax income previously reported                            $    281          $   (436)         $    551           $    949
                                                              ========          ========          ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $    194          $     10          $   (179)          $     --
      Effect of expense allocation changes                         108                (3)              (93)               (34)
                                                              --------          --------          --------           --------
      Total net effect of reclassifications                   $    302          $      7          $   (272)          $    (34)
                                                              ========          ========          ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                         Software         Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  2,866          $    741          $    410           $ 18,771
Internal revenue                                                   175               166                13              2,256
                                                              --------          --------          --------           --------
Total revenue                                                 $  3,041          $    907          $    423           $ 21,027
                                                              ========          ========          ========           ========

Pre-tax income (loss)                                         $    677          $    237          $   (191)          $  2,071
                                                              ========          ========          ========           ========

Pre-tax income previously reported                            $    626          $    289          $   (161)          $  2,099
                                                              ========          ========          ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $     34          $     --          $    (43)          $     16
      Effect of expense allocation changes                          17               (52)               13                (44)
                                                              --------          --------          --------           --------
      Total net effect of reclassifications                   $     51          $    (52)         $    (30)          $    (28)
                                                              ========          ========          ========           ========

Reconciliation to IBM as Reported:

                                          Quarter Ended
(Dollars in million)                      June 30, 1998
                                          -------------
Revenue:
Total reportable segments                   $ 21,027
Eliminations/other                            (2,204)
                                            --------
    Total IBM Consolidated                  $ 18,823
                                            ========

Pre-tax income:
Total reportable segments                   $  2,071
Eliminations/other                                12
                                            --------
    Total IBM Consolidated                  $  2,083
                                            ========

Management System Segment View

                               SEGMENT INFORMATION
                        Quarter Ended September 30, 1998
                                  (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                Personal        Enterprise            Global
(Dollars in millions)                                       Technology          Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  2,104         $  3,527           $  3,478           $  7,046
Internal revenue                                                 1,197                8                185                742
                                                              --------         --------           --------           --------
Total revenue                                                 $  3,301         $  3,535           $  3,663           $  7,788
                                                              ========         ========           ========           ========

Pre-tax income (loss)                                         $    426         $   (111)          $    487           $    848
                                                              ========         ========           ========           ========

Pre-tax income previously reported                            $    137         $   (122)          $    731           $    850
                                                              ========         ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $    190         $     15           $   (181)          $     --
      Effect of expense allocation changes                          99               (4)               (63)                (2)
                                                              --------         --------           --------           --------
      Total net effect of reclassifications                   $    289         $     11           $   (244)          $     (2)
                                                              ========         ========           ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                         Software         Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  2,808         $    706           $    394           $ 20,063
Internal revenue                                                   191              177                 16              2,516
                                                              --------         --------           --------           --------
Total revenue                                                 $  2,999         $    883           $    410           $ 22,579
                                                              ========         ========           ========           ========

Pre-tax income (loss)                                         $    579         $    232           $   (171)          $  2,290
                                                              ========         ========           ========           ========

Pre-tax income previously reported                            $    553         $    282           $   (164)          $  2,267
                                                              ========         ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $      5         $     --           $    (20)          $      9
      Effect of expense allocation changes                          21             (50)                13                  14
                                                              --------         --------           --------           --------
      Total net effect of reclassifications                   $     26         $    (50)          $     (7)          $     23
                                                              ========         ========           ========           ========

Reconciliation to IBM as Reported:

                                                  Quarter Ended
(Dollars in million)                           September 30, 1998
                                               ------------------
Revenue:
Total reportable segments                           $ 22,579
Eliminations/other                                    (2,484)
                                                    --------
    Total IBM Consolidated                          $ 20,095
                                                    ========

Pre-tax income:
Total reportable segments                           $  2,290
Eliminations/other                                      (158)
                                                    --------
    Total IBM Consolidated                          $  2,132
                                                    ========

Management System Segment View

                               SEGMENT INFORMATION
                         Quarter Ended December 31, 1998
                                  (UNAUDITED)

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                Personal        Enterprise            Global
(Dollars in millions)                                       Technology          Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  2,489         $  4,655           $  4,506           $  8,560
Internal revenue                                                 1,249                8                225                714
                                                              --------         --------           --------           --------
Total revenue                                                 $  3,738         $  4,663           $  4,731           $  9,274
                                                              ========         ========           ========           ========

Pre-tax income (loss)                                         $    472         $    (10)          $    907           $  1,163
                                                              ========         ========           ========           ========

Pre-tax income previously reported                            $    299         $     24           $  1,052           $  1,231
                                                              ========         ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $      5         $     18           $    (20)          $     --
      Effect of expense allocation changes                         168              (52)              (125)               (68)
                                                              --------         --------           --------           --------
      Total net effect of reclassifications                   $    173         $    (34)          $   (145)          $    (68)
                                                              ========         ========           ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                         Software         Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  3,545         $    807           $    602           $ 25,164
Internal revenue                                                   197              288                 16              2,697
                                                              --------         --------           --------           --------
Total revenue                                                 $  3,742         $  1,095           $    618           $ 27,861
                                                              ========         ========           ========           ========

Pre-tax income (loss)                                         $    873         $    246           $   (171)          $  3,480
                                                              ========         ========           ========           ========

Pre-tax income previously report                              $    814         $    315           $   (141)          $  3,594
                                                              ========         ========           ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $     27         $     --           $    (52)          $    (22)
      Effect of expense allocation changes                          32              (69)                22                (92)
                                                              --------         --------           --------           --------
      Total net effect of reclassifications                   $     59         $    (69)          $    (30)          $   (114)
                                                              ========         ========           ========           ========

Reconciliation to IBM as Reported:

                                                Quarter Ended
(Dollars in million)                          December 31, 1998
                                              -----------------
Revenue:
Total reportable segments                          $ 27,861
Eliminations/other                                   (2,730)
                                                   --------
    Total IBM Consolidated                         $ 25,131
                                                   ========

Pre-tax income:
Total reportable segments                          $  3,480
Eliminations/other                                     (178)
                                                   --------
    Total IBM Consolidated                         $  3,302
                                                   ========

Management System Segment View

                               SEGMENT INFORMATION
                        Full Year Ended December 31, 1998

                                                                           Hardware Segments
                                                            -----------------------------------------------
                                                                                Personal        Enterprise            Global
(Dollars in millions)                                       Technology          Systems           Systems            Services
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $  8,701          $ 13,419          $ 13,847           $ 28,916
Internal revenue                                                 4,543                29               683              2,747
                                                              --------          --------          --------           --------
Total revenue                                                 $ 13,244          $ 13,448          $ 14,530           $ 31,663
                                                              ========          ========          ========           ========

Pre-tax income (loss)                                         $  1,978          $   (986)         $  1,948           $  3,603
                                                              ========          ========          ========           ========

Pre-tax income previously reported                            $    955          $   (992)         $  2,842           $  3,757
                                                              ========          ========          ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $    553          $     35          $   (556)          $     --
      Effect of expense allocation changes                         470               (29)             (338)              (154)
                                                              --------          --------          --------           --------
      Total net effect of reclassifications                   $  1,023          $      6          $   (894)          $   (154)
                                                              ========          ========          ========           ========

                                                                                 Global          Enterprise             Total
(Dollars in millions)                                         Software         Financing         Investments          Segments
------------------------------------------------------------------------------------------------------------------------------
External revenue                                              $ 11,863          $  2,979          $  1,791           $ 81,516
Internal revenue                                                   749               792                56              9,599
                                                              --------          --------          --------           --------
Total revenue                                                 $ 12,612          $  3,771          $  1,847           $ 91,115
                                                              ========          ========          ========           ========

Pre-tax income (loss)                                         $  2,742          $    932          $   (659)          $  9,558
                                                              ========          ========          ========           ========

Pre-tax income previously reported                            $  2,588          $  1,165          $   (616)          $  9,699
                                                              ========          ========          ========           ========

Reconciliation of change in pre-tax income:
      Effect of organizational changes                        $     82          $     --          $   (110)          $      4
      Effect of expense allocation changes                          72              (233)               67               (145)
                                                              --------          --------          --------           --------
      Total net effect of reclassifications                   $    154          $   (233)         $    (43)          $   (141)
                                                              ========          ========          ========           ========

Reconciliation to IBM as Reported:

                                                Full Year Ended
(Dollars in million)                           December 31, 1998
                                               -----------------
Revenue:
Total reportable segments                           $ 91,115
Eliminations internal revenue                         (9,599)
Other revenue                                            151
                                                    --------
    Total IBM Consolidated                          $ 81,667
                                                    ========

Pre-tax income:
Total reportable segments                           $  9,558
Eliminations/other                                      (518)
                                                    --------
    Total IBM Consolidated                          $  9,040
                                                    ========

                                                                  Attachment III

Management System Segment View

                            SEGMENT ASSET INFORMATION
                        Full Year Ended December 31, 1999

                                                                           Hardware Segments
                                                              ------------------------------------------
                                                                                Personal      Enterprise        Global
(Dollars in millions)                                         Technology        Systems         Systems        Services
------------------------------------------------------------------------------------------------------------------------
Assets                                                         $  9,459        $  1,611       $  3,596        $  2,060
Depreciation/amortization                                         2,088             147            225             367
Capital expenditures/investment software                          1,803             177            338             249
Interest income                                                      --              --             --              --
Interest expense                                                     --              --             --              --

Effect of organizational changes
      Assets                                                       (950)            239            750              --
      Depreciation/amortization                                     (54)             20             34              --
      Capital expenditures/investment in
          software                                                  (31)              5             26              --

                                                                                Global         Enterprise       Total
(Dollars in millions)                                          Software       Financing        Investments     Segments
------------------------------------------------------------------------------------------------------------------------
Assets                                                         $  2,527        $ 39,686       $    369        $ 59,308
Depreciation/amortization                                           576           2,976             15           6,394
Capital expenditures/investment software                            656           3,217             12           6,452
Interest income                                                      --           2,961             --           2,961
Interest expense                                                     --           1,232             --           1,232

Effect of organizational changes
     Assets                                                          --              --            (39)             --
     Depreciation/amortization                                       --              --             --              --
     Capital expenditures/investment in software                     --              --             --              --

Reconciliation to IBM as Reported:
(Dollars in million)
Assets:
Total reportable segments                                      $ 59,308
Elimination internal transactions                                (5,776)
Unallocated amounts:
    Cash and marketable securities                                4,563
    Notes and accounts receivable                                 7,004
    Deferred tax assets                                           5,428
    Plant, other property and equipment                           6,146
    Pension assets                                                5,636
    Other                                                         5,186
                                                               --------
    Total IBM Consolidated                                     $ 87,495
                                                               ========

Management System Segment View

                            SEGMENT ASSET INFORMATION
                        Full Year Ended December 31, 1998

                                                                                   Hardware Segments
                                                                  --------------------------------------------------
                                                                                       Personal         Enterprise           Global
(Dollars in millions)                                             Technology            Systems           Systems           Services
------------------------------------------------------------------------------------------------------------------------------------
Assets                                                              $ 10,191           $  1,729          $  2,957           $  2,236
Depreciation/amortization                                              1,163                137               206                322
Capital expenditures/investment software                               2,006                173               309                358
Interest income                                                           --                 --                --                 --
Interest expense                                                          --                 --                --                 --

Effect of organizational changes
      Assets                                                          (1,060)               265               851                 --
      Depreciation/amortization                                          (44)                16                28                 --
      Capital expenditures/investment in software                        (38)                17                21                 --

                                                                                        Global          Enterprise            Total
(Dollars in millions)                                               Software          Financing         Investments         Segments
------------------------------------------------------------------------------------------------------------------------------------
Assets                                                              $  2,577           $ 40,109          $    307           $ 60,106
Depreciation/amortization                                                681              2,768                15              5,292
Capital expenditures/investment software                                 424              3,438                19              6,727
Interest income                                                           --              2,725                --              2,725
Interest expense                                                          --              1,252                --              1,252

Effect of organizational changes
     Assets                                                               --                 --               (56)                --
     Depreciation/amortization                                            --                 --                --                 --
     Capital expenditures/investment in software                          --                 --                --                 --

Reconciliation to IBM as Reported:
(Dollars in million)
Assets:
Total reportable segments                                           $ 60,106
Elimination internal transactions                                     (7,519)
Unallocated amounts:
    Cash and marketable securities                                     4,295
    Notes and accounts receivable                                      7,715
    Deferred tax assets                                                5,376
    Plant, other property and equipment                                7,706
    Pension assets                                                     4,836
    Other                                                              3,585
                                                                    --------
    Total IBM Consolidated                                          $ 86,100
                                                                    ========

                                                                   Attachment IV

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                      1999

(Dollars in millions except
per share amounts)
                                                   1st Qtr.*         2nd Qtr.*         3rd Qtr.*         4th Qtr.*         Full Year
                                                   --------          --------          --------          --------          ---------
Revenue:
Hardware                                           $  8,751          $  9,622          $  9,065          $ 10,450          $ 37,888
Global Services                                       7,550             7,988             7,898             8,736            32,172
Software                                              2,920             3,126             3,010             3,606            12,662
Global Financing                                        705               743               774               915             3,137
Enterprise Investments/Other                            391               426               397               475             1,689
                                                   --------          --------          --------          --------          --------
Total revenue                                        20,317            21,905            21,144            24,182            87,548

Cost:
Hardware                                              6,352             6,851             6,750             7,638            27,591
Global Services                                       5,567             5,721             5,715             6,301            23,304
Software                                                555               520               567               598             2,240
Global Financing                                        311               332               335               468             1,446
Enterprise Investments/Other                            274               257               213               294             1,038
                                                   --------          --------          --------          --------          --------
Total cost                                           13,059            13,681            13,580            15,299            55,619
                                                   --------          --------          --------          --------          --------

Gross profit                                          7,258             8,224             7,564             8,883            31,929
Expense:
Selling, general and
     administrative                                   3,937             2,846             3,501             4,445            14,729
Research, development and
     engineering                                      1,181             1,293             1,383             1,416             5,273
Other income                                           (134)             (155)             (134)             (134)             (557)
Interest expense                                        174               197               185               171               727
                                                   --------          --------          --------          --------          --------
Total expense                                         5,158             4,181             4,935             5,898            20,172
Income before income taxes                            2,100             4,043             2,629             2,985            11,757
Income tax provision                                    630             1,652               867               896             4,045
                                                   --------          --------          --------          --------          --------
Net income                                            1,470             2,391             1,762             2,089             7,712
Preferred stock dividends                                 5                 5                 5                 5                20
                                                   --------          --------          --------          --------          --------

Net income applicable to common
shareholders                                       $  1,465          $  2,386          $  1,757          $  2,084          $  7,692
                                                   ========          ========          ========          ========          ========

* Unaudited

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                CONSOLIDATED STATEMENT OF EARNINGS - (CONTINUED)
                                      1999

                                                    1st Qtr.*     2nd Qtr.*    3rd Qtr.*    4th Qtr.*     Full Year
                                                    ---------     ---------    ---------    ---------     ---------
Earnings per share of common
      stock - assuming dilution                     $  0.78       $  1.28      $  0.93      $  1.12        $  4.12

Earnings per share of common
      stock - basic                                 $  0.80       $  1.32      $  0.97      $  1.16        $  4.25

Average number of common
      shares outstanding: (millions)

     Assuming dilution                              1,882.9       1,870.6      1,869.6      1,847.8        1,871.1

     Basic                                          1,823.8       1,812.1      1,805.2      1,793.0        1,808.6

Cash dividends per common share                     $  0.11       $  0.12      $  0.12      $  0.12        $  0.47

* Unaudited

                                                                    Attachment V

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                      1998

Dollars in millions except
per share amounts)
                                                   1st Qtr.*         2nd Qtr.*         3rd Qtr.*         4th Qtr.*         Full Year
                                                   --------          --------          --------          --------          ---------
Revenue:
Hardware                                           $  7,426          $  7,869          $  9,110          $ 11,691          $ 36,096
Global Services                                       6,341             6,969             7,046             8,560            28,916
Software                                              2,644             2,866             2,808             3,545            11,863
Global Financing                                        719               712               679               767             2,877
Enterprise Investments/Other                            488               407               452               568             1,915
                                                   --------          --------          --------          --------          --------
Total revenue                                        17,618            18,823            20,095            25,131            81,667

Cost:
Hardware                                              5,295             5,442             6,227             7,689            24,653
Global Services                                       4,630             5,065             5,222             6,208            21,125
Software                                                540               548               544               628             2,260
Global Financing                                        380               377               351               386             1,494
Enterprise Investments/Other                            323               245               284               411             1,263
                                                   --------          --------          --------          --------          --------
Total cost                                           11,168            11,677            12,628            15,322            50,795
                                                   --------          --------          --------          --------          --------

Gross profit                                          6,450             7,146             7,467             9,809            30,872
Expense:
Selling, general and
     administrative                                   3,719             3,812             4,057             5,074            16,662
Research, development and
     engineering                                      1,179             1,220             1,240             1,407             5,046
Other income                                           (150)             (130)             (122)             (187)             (589)
Interest expense                                        179               161               160               213               713
                                                   --------          --------          --------          --------          --------
Total expense                                         4,927             5,063             5,335             6,507            21,832
Income before income taxes                            1,523             2,083             2,132             3,302             9,040
Income tax provision                                    487               631               638               956             2,712
                                                   --------          --------          --------          --------          --------
Net income                                            1,036             1,452             1,494             2,346             6,328
Preferred stock dividends                                 5                 5                 5                 5                20
                                                   --------          --------          --------          --------          --------

Net income applicable to common
shareholders                                       $  1,031          $  1,447          $  1,489          $  2,341          $  6,308
                                                   ========          ========          ========          ========          ========

* Unaudited

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                CONSOLIDATED STATEMENT OF EARNINGS - (CONTINUED)
                                      1998

                                                   1st Qtr.*     2nd Qtr.*     3rd Qtr.*    4th Qtr.*      Full Year
                                                   ---------     ---------     ---------    ---------      ---------
Earnings per share of common
      stock - assuming dilution                     $  0.53       $  0.75       $  0.78      $  1.24        $  3.29

Earnings per share of common
      stock - basic                                 $  0.54       $  0.77       $  0.80      $  1.27        $  3.38

Average number of common
      shares outstanding: (millions)

     Assuming dilution                              1,946.6       1,928.7       1,909.0      1,894.3        1,920.1

     Basic                                          1,900.4       1,879.2       1,856.9      1,839.5        1,869.0

Cash dividends per common share                     $  0.10       $  0.11       $  0.11      $  0.11        $  0.43

* Unaudited